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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 11,2004
                                                     ------------

The A Consulting Team, Inc.
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(Exact Name of Registrant as Specified in Charter)


      New York                      0-22945                 13-3169913
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(State or Other Jurisdiction     (Commission File       (IRS Identification No.)
  Employer of Incorporation)         Number)


200 Park Avenue South, New York, New York                         10003
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code           (212) 979-8228
                                                            -------------------

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(Former Name or Former Address, if Changed Since Last Report)




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Item 12. Results of Operations and Financial Condition.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated May 11, 2004 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.


Item 7.  Exhibits.

        Exhibits         Description
        --------         -----------
           99            Press Release Issued May 11, 2004







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      The A Consulting Team, Inc.
                                      ---------------------------
                                              Registrant


Date: May 11, 2004
                                      By: /s/ Richard D. Falcone
                                          -----------------------------------
                                          Name:  Richard D. Falcone
                                          Title: Treasurer and Chief
                                                 Financial Officer





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                                  Exhibit Index

           Exhibit No.     Description
           -----------     -----------
               99          Press release dated May 11, 2004